Subsequent events	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
On December 14, 2022, the Company sold the Suezmax Cap Charles (2006 - 158,881 DWT) for $40.5 million. This vessel was accounted for as a non-current asset held for sale as at December 31, 2022. The vessel was delivered to her new owner on February 16, 2023. A capital gain of $22.1 million has been recognized in the consolidated statement of profit or loss in the first quarter of 2023.

On January 11, 2023, Euronav took delivery of the VLCC newbuilding Cassius (2023 – 299,158 dwt) and on February 28, 2023 of the VLCC newbuilding Camus (2023 – 299,158 dwt), which have been purchased in April 2021.

The war between Russia and Ukraine has and will continue to impact our business in the following areas:

Freight rates – Structural ton mile enhancement from Russian dislocation has positively impacted the freight rates . The Company has suspended its operations with Russian customers which represented in the past an insignificant portion of the Company’s turnover.

Bunker Fuel Cost – due to the risk within the market, and the self-sanctioning of Russian oil flows, the price of marine fuels has increased and will continue to be high for the foreseeable future. This is due to Russia supplying bunker markets with 20% of the global fuel demand in HSFO, VLSFO and MGO markets. These price increases will negatively impact the cost structure of the vessels making it more expensive to ship freight on long haul voyages. The spread between HSFO and VLSFO was at a high level prior to Russia's invasion of Ukraine but has begun to decrease as the removal of Russian origin HSFO from the market has begun to tighten up supplies in Europe and in the Mediterranean.

The Company acknowledges that Cybersecurity risks have increased by taking appropriate mitigating actions.

Crew issues – the impact to our officers and crew that are from Russia and Ukraine remain limited.

On July 11, 2022, Euronav announced that Euronav and Frontline entered into a definitive agreement for a stock-for-stock combination based on an exchange ratio of 1.45 Frontline shares for every Euronav share (the “Combination Agreement”), which was unanimously approved by all the members of Frontline's Board of Directors and by all members of Euronav's Supervisory Board. On January 9, 2023, Frontline announced that it had unilaterally decided to terminate the Combination Agreement. Euronav determined that unilateral action pursuing the termination of the Combination Agreement has no basis under the terms of the Combination Agreement and that Frontline failed to provide a satisfactory reason for its decision to pursue termination. On January 18, 2023, Euronav announced that it had filed an application request for urgent interim and conservatory measures in relation to Frontline’s unilateral action in pursuing the termination of the Combination Agreement. Euronav requested to suspend such termination pending a determination on the merits pursuing primarily the specific performance of the Combination Agreement. On January 30, 2023 Euronav announced that it had filed an application request for arbitration on the merits in relation to Frontline’s unilateral action in pursuing the termination of the Combination Agreement. On February 7, 2023, the Company received an arbitration decision in the context of its application request for urgent interim and conservatory measures in relation to Frontline’s unilateral action in pursuing the termination of the Combination Agreement. The emergency arbitrator dismissed Euronav’s request for provisional and interim measures on the basis of the specific and procedural rules applicable to the emergency proceedings and in particular a lack of urgency for Euronav in obtaining the requested interim and provisional measures. Famatown Finance Limited (Famatown), a related-party to Frontline’s largest shareholder, has continued to accumulate shares of Euronav. The total of these transactions means that Famatown (together with Frontline), hold 50,426,748 shares in Euronav, or 24.99% of the shares outstanding (excluding treasury shares). The Supervisory Board of Euronav has reached out pro-actively to Famatown to understand its intentions and intends to maintain a constructive dialogue, as it pursues with all Euronav shareholders and stakeholders. CMB and affiliates CMB NV and its affiliates (“CMB”) jointly own 25% of the voting shares of Euronav (excluding treasury shares). On January 16, 2023, Euronav received a letter from CMB requesting that the Supervisory Board convenes a general meeting of Euronav to replace the entire current Supervisory Board. A Special General meeting (‘SGM’) of shareholders shall be convened in accordance with the Belgian Code of Companies and Associations. Euronav notes that the agenda items are intended to replace the entire current Supervisory Board, composed solely of independent members, with members nominated by CMB. Considering the significant impact such change may have on Euronav, its business and all its shareholders and stakeholders, the Supervisory Board of Euronav has shared a proposal with its shareholders, endorsing a fair representation of both minority shareholders by CMB and Frontline / Famatown by proposing two additional dependent Supervisory Board members each.

On March 23, 2023, Euronav held a Special Meeting of Shareholders to vote on resolutions submitted by Famatown Finance Ltd. and CMB NV. Shareholders voted to maintain independent directors Grace Reksten Skaugen, Anita Odedra and Carl Trowell. They approved a resolution proposed by CMB to terminate the mandates of the other independent Board members Anne-Hélène Monsellato and Steven Smith. In line with the Supervisory Board’s recommendations, shareholders also approved the appointments of four new directors: John Fredriksen and Cato H. Stonex, representing Famatown; and Marc Saverys and Patrick De Brabandere, representing CMB.

On March 10, 2023, Euronav announced it signed an agreement with the United Nations (UN) to sell the Nautica, a VLCC, as part of a wider salvage operation for the FSO Safer located in Yemen. The vessel will replace the FSO Safer (1976 – 406,639 dwt) and will stay there. Euronav will help operate the vessel including after the transfer of the oil for several months afterwards.

On April 1, 2023, Euronav lifted the purchase option of the Nautica, and since then the vessel is again part of its owned fleet.